                                                                    Exhibit 32.1

                Certification Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
      --------------------------------------------------------------------

In connection with the Quarterly Report of Foster Wheeler Ltd. (the "Company")
on Form 10-Q for the period ended June 27, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Raymond J.
Milchovich, Chairman, President and Chief Executive Officer of the Company,
certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

         1)       The Report fully complies with the requirements of section
                  13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: August 8, 2003                          /s/Raymond J. Milchovich
                                              -------------------------------
                                              Name:  Raymond J. Milchovich
                                              Title: Chairman, President and
                                                     Chief Executive Officer